CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Fedders Corporation, a Delaware Corporation (the "Company"), on Form 10-K for the Year ending August 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Sal Giordano, Jr., Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


/s/ Sal Giordano, Jr.
-------------------------------------
Sal Giordano, Jr.
Chief Executive Officer

Date:  November 27, 2002

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)

In connection with the Annual Report of Fedders Corporation, a Delaware Corporation (the "Company"), on Form 10-K for the year ending August 31, 2002 as filed with the Securities and Exchange Commission (the "Report"), I, Michael Giordano, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/    Michael Giordano
-------------------------------------
Michael Giordano
Chief Financial Officer

Date:  November 27, 2002